Encore Capital Group JMP Securities Financial Services and Real Estate Conference September 26, 2011 Exhibit 99.1

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

FORWARD-LOOKING STATEMENTS
The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,” “projects,”
“expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995 (the “Reform Act”).  These statements may include, but are not limited to, statements regarding our future operating results and growth.  For all “forward-looking statements,” the
Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.  Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the
Securities and Exchange Commission, including the most recent reports on Forms 10-K,
10-Q and 8-K, each as it may be amended from time to time.  The Company disclaims any intent or obligation to update these forward-looking statements.

INVESTMENT HIGHLIGHTS

• Investments made over the past few years have driven
significant improvements in collections, cash flow and earnings
• Difficult regulatory environment being managed proactively
• Expanding presence in India, combined with new strategic
initiatives, are expected to continue increasing cash flow from operations
• Demonstrated ability to raise and profitably deploy capital in favorable and unfavorable business cycles

ENCORE IS A LEADING PLAYER IN THE CONSUMER DEBT BUYING AND
RECOVERY INDUSTRY

Revenue Composition
As of June 30, 2011
Global Capabilities
Debt Purchasing & Collections
Bankruptcy Servicing
•
Purchase and collection
of charged-off unsecured
consumer receivables
(primarily credit card)
•
Robust business model
emphasizing consumer
intelligence and
operational specialization
•
Invested ~$2.0 billion to
acquire receivables with a face
value of ~$61 billion
•
Acquired ~36 million consumer
accounts since inception
•
Process secured consumer bankruptcy accounts for leading
auto lenders and other financial institutions
•
Proprietary software dedicated to bankruptcy servicing
•
Operational platform that integrates lenders, trustees,
and consumers
St Cloud, MN
Arlington, TX
Phoenix, AZ
Delhi, India
Call Center /
Technology Site
Call Center Site
Ascension
Call Center Site
San Diego, CA
Debt Purchasing & Collections
Bankruptcy Servicing
Headquarters/
Call Center Site

STRATEGIC DECISIONS MADE OVER THE PAST DECADE
DEMONSTRATE OUR ABILITY TO FORESEE AND ADAPT TO CHANGE

•
Established our operating
center in India
•
Created an activity-level cost
database
•
Built and implemented the
industry’s first known ability-to-
pay (capability) model
Overconfidence and
Irrational Pricing
2005 2007 2006 2008
•
Created first generation
consumer-level underwriting
models
An Emerging
Market
Demand
Supply
2001 2002 2003 2004
Attractive
Opportunities
2009 2010 2011
•
Expanded access to
capital

$150
$250
$350
$450
$550
$650
2007 2008 2009 2010 LTM**
Gross Collections Adjusted  EBITDA
AS A RESULT, WE HAVE GENERATED STRONG RESULTS DESPITE THE
MACROECONOMIC DOWNTURN

($ millions)
* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of this presentation
** LTM data as of 06/30/2011
Adjusted EBITDA* and Gross Collections by year

Metric Recent trend
•
Payer rates
•
Upward
•
Average payment size
•
Stable
•
Payment style
•
More payment plans
•
Broken payer rates
•
Mild improvement
•
Settlement rates
•
Stable

OUR CONSUMERS HAVE SHOWN THAT THEY ARE RESILIENT

PAYER RATES HAVE ACTUALLY INCREASED OVER THE PAST FEW
YEARS

Overall payer rate for all active inventory
2008
0.8%
0.9%
1.0%
1.1%
1.2%
1.3%
1.4%
1.5%
1.6%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2009
2010
2011

51.5
50.2
47.6
43.7
40.4
2007 2008 2009 2010 H1 2011
WE HAVE FUNDAMENTALLY CHANGED THE COST STRUCTURE OF THE
COMPANY OVER THE PAST FOUR YEARS

Overall Cost-to-Collect
(%)
An 1110 basis point
reduction in cost-to-
collect translated into
$43 million in cost
savings in H1 2011

LED BY OUR INDIA CENTER, WHICH IS EXPECTED TO PRODUCE HALF
OF ALL 2011 CALL CENTER COLLECTIONS

Collections from all Call Centers
Percent
of Total:
10% 19% 30%
44%
50%
2007 2008 2009 2010 2011E
India U.S.
$126
$157
$186
$268
~$340
($ millions)

DESPITE LOCAL WAGE INFLATION, WE HAVE BEEN ABLE TO MAINTAIN
OUR TOTAL COST PER EMPLOYEE
* Cost per FTE includes all India site costs
Monthly Cost per Account Manager (FTE)*
($)
$1,760
$
1,590
$1,910
$1,680
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2007 2008
2009
2010

WE CONTINUE TO BUILD A SUBSTANTIAL RESERVOIR FOR THE
FUTURE

Annual Estimated Remaining Gross Collection (ERC) and Total Debt
($ millions, at end of period)
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2006 2007 2008 2009 2010 Q2 2011
ERC
Total Debt

Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11

WE BELIEVE OUR CURRENT ESTIMATE OF REMAINING COLLECTIONS
IS CONSERVATIVE GIVEN OUR HISTORY

Cumulative collections (initial expectation vs. actual)
($ millions, March 01 – June 11)
Initial
projections
$-
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
$3,000
$3,250
$3,500
Actual cash
collections

OUR ABILITY TO INCREASE PURCHASES IS A RESULT OF NOT BEING
LIMITED TO A PARTICULAR ASSET CLASS OR AGE OF RECEIVABLE

Historical Purchase Mix by Year, 2011 Estimate
($ millions)
$0
$50
$100
$150
$200
$250
$300
$350
$400
2005 2006 2007 2008
2009 2010 2011E
Fresh Credit Card
Older Credit Card
Telecom, BK, and other (combined)

OUR BUSINESS MODEL IS CRITICALLY IMPORTANT, AS IT PROVIDES
THE CONSUMER WITH TIME TO RECOVER

Timeframe
Process and
relationship
with consumers
Outcome
•
Charge-off threshold
extends a maximum of
6 months
Transactional
•
Attempt immediate
resolution during
delinquency cycle
(days 30 – 180)
•
Consumer is “charged-
off” by issuer on day 181
•
Issuer offers to sell
unsecured, charged-off
debt or service through
3rd party agencies
•
Four-to-six month
collection cycle
Pressured
•
Artificial deadlines
•
Multiple collection
companies
•
Counterproductive
incentive structure
•
Consumer is
confused and
frustrated
•
Consumer has 84 months
to recover financially
Partnership
•
Create partnership strategy
and set goals
•
Tailor work strategies to
individual circumstances,
giving them time for a
consumer to recover
•
Maximizes likelihood of
repayment, creates
consistency, and ensures
that consumers are treated
fairly
CONTINGENCY
COLLECTION
AGENCY
ORIGINAL
CREDITOR

Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

encore CAPITAL GROUP

OUR LONG-TERM MODEL HAS ALLOWED  MORE THAN TWO MILLION
CONSUMERS TO MOVE TOWARD FINANCIAL RECOVERY

Consumers with whom we have partnered to retire their debt (cumulative)
-
500,000
1,000,000
1,500,000
2,000,000

Consumer Bill of Rights

In all that we do, we strive to treat consumers with respect and integrity. We are committed to engaging in dialogue that is respectful and constructive, creating solutions for our consumers that resolve their debt, and ensuring that those who work on our behalf adhere to these same standards. We operate in compliance with the laws that regulate our industry, and we hope to play an important and productive role in people's lives.

Article 1: Contacting Consumers in a Timely and Effective Manner

a. At the outset of collection activity, we will send a debt validation notice informing the consumer that their account has been purchased, identifying the creditor that held the debt at default, clearly stating the balance owed, and giving the consumer an opportunity to both request further information and resolve the debt.

b. Before sending the debt validation notice, we will use reasonable efforts to verify the consumer's current address.

c. If any debt validation notice to a consumer is returned, we will disable that address, use reasonable efforts to verify the consumer's current address, and, if found, send another validation letter to the new address.

d. All collection letters we mail to a consumer will identify the creditor that held the debt at default, the creditor's account number, and the current balance owed, along with other identifying information, as appropriate.

Article 2: Resolving Accounts Quickly and Honestly

a. Our employees who interact with consumers will be trained on, and expected to comply with, applicable federal, state and local laws and regulations concerning fair and ethical collection practices. Employees' conduct in this regard will be monitored for compliance.

b. When interacting with consumers, our employees will listen and work hard to understand their consumers' needs.

c. Our employees will strive to develop and present innovative payment options that allow for the effective repayment of the obligation and accommodate the consumer's financial situation. Payment options will be discussed with the consumer in plain and simple language.

WE HAVE TAKEN A LEADERSHIP STANCE BY OUTLINING OUR CORE
PRINCIPLES IN AN INDUSTRY-FIRST CONSUMER BILL OF RIGHTS

•
Clearly states what our consumers
should expect during the collection
process
•
Gives consumers concrete
assurances about our conduct
–
No interest once payments
are established, if maintained
–
No systematic messages left
–
Cessation of collections
under certain circumstances
•
Positions Encore as a company that
governmental entities should
consult with prior to enacting
regulations that impact the industry

WE BELIEVE LONG-TERM PROFITABILITY IN THIS INDUSTRY WILL BE DRIVEN BY EXCELLENCE IN THREE KEY AREAS 18 Consumer- level underwriting Superior collection approach Low-cost collection platform

OUR STRONG PORTFOLIO PURCHASING TRACK RECORD IS DRIVEN BY
AN UNDERWRITING MODEL FOCUSED ON INDIVIDUAL CONSUMERS

Deal Accuracy Since 2000
915
Total purchase
transactions
866
Total
profitable
deals
(39)
Principal not
fully recovered
(Count based on actual results plus forecast)
Principal recovered,
but not all servicing
costs
(10)
Since 2000, 95%
of our portfolio
purchases have
been profitable

PURCHASING ACCURACY AND OUR ANALYTIC OPERATING MODEL
HAVE LED US TO CONSISTENTLY OUTPERFORM OUR PEERS

Cumulative Actual Collection Multiples by Vintage Year as of June 30, 2011
(Total Collections / Purchase Price)
Source: SEC Filings, Encore Capital Group Inc.
0.00x
0.50x
1.00x
1.50x
2.00x
2.50x
2005 2006 2007 2008 2009 2010 2011
ECPG
Peer 1
Peer 2

WE ARE IN THE PROCESS OF BUILDING UPON OUR PRIOR SUCCESSES
WITH POWERFUL STRATEGIC INITIATIVES

Drive a meaningful portion of our legal
collections through internal resources
1. Diversify our legal
platform
Create a world class near-shore facility
2. Capture incremental
value through
increased offshore
activities
Collaborate with accomplished academics to
extend our deep consumer knowledge
3. Develop new insights
about our consumers

Accounts placed / month
Annual Collections
EOY 2011
EOY 2012
EOY 2013
EOY 2014

encore
CAPITAL GROUP

IT WILL TAKE SOME TIME BEFORE THE INSOURCING OF LEGAL
CONTRIBUTES TO THE BOTTOM LINE

Number of
states
5 10 17 27
EoY
headcount
120-140 225-250 350-375 450-500
Placements, Collections
(#, $ millions)
$3
$18
$54
$104
$0
$20
$40
$60
$80
$100
$120

Spanish Account Inventory
(000s)
WE ARE ALSO ADDRESSING OUR GROWING POPULATION OF
SPANISH-SPEAKING CONSUMERS
Our presence in San
Diego and Phoenix
provides us with a
natural hiring pool, but
hiring cannot keep pace
with inventory growth
US-based Spanish
servicing is challenging
because of labor
availability and cost
520
661
845
950
1,100
0
200
400
600
800
1,000
1,200
H2 '09 H1 '10 H2 '10 H1 '11 H2 11 (E)

FINALLY, WE ARE CREATING A CENTER OF EXCELLENCE DEDICATED
TO UNDERSTANDING FINANCIALLY DISTRESSED CONSUMERS

A new demographic
segment has emerged
It has unique features, is
growing, and has needs that
are only marginally served
by existing business models
Unique consumer
demographics
Focus on broader
population confounds
efforts to understand
and respond to new
population
Confusing policy
environment
Consumer decisions are
poorly understood, many
voices confuse the
issues, and discussions
often substitute
anecdotes for data
Accelerating industry
maturation
Leading companies now
capable of making
investments in R&D and
integrating their discoveries
Clear educational
opportunities
Strengthen personal finance,
planning, and credit skills
through focused outreach
and expert instruction

SUMMARY

• Investments made over the past few years have driven
significant improvements in collections, cash flow and earnings
• Difficult regulatory environment being managed proactively
• Expanding presence in India, combined with new strategic
initiatives, are expected to continue increasing cash flow from operations
• Demonstrated ability to raise and profitably deploy capital in favorable and unfavorable business cycles

APPENDIX

APPENDIX A: CUMULATIVE COLLECTIONS BY PORTFOLIO VINTAGE

Cumulative Collections through June 30, 2011 (000’s)
Year of
Purchase
Purchase
Price
<2005 2005 2006 2007 2008 2009 2010 2011 Total CCM
<2005 $385,478 $749,791 $224,620 $164,211 $85,333 $45,893 $27,708 $19,986 $8,479 $1,326,021 3.4
2005 192,585 66,491 129,809 109,078 67,346 42,387 27,210 10,633 452,954 2.4
2006 141,028 42,354 92,265 70,743 44,553 26,201 10,367 286,483 2.0
2007 204,106 68,048 145,272 111,117 70,572 25,631 420,640 2.1
2008 227,872 69,049 165,164 127,799 50,634 412,646 1.8
2009 253,414 96,529 206,773 93,905 397,207 1.6
2010 359,305 125,853 156,051 281,904 0.8
2011 183,853 30,368 30,368  0.2
Total $1,947,641 $749,791 $291,111 $336,374 $354,724 $398,303 $487,458 $604,394 $386,068 $3,608,223 1.9

APPENDIX B:  RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/07 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20
3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11
GAAP net income, as reported 4,991      (1,515)    4,568      4,187      6,751      6,162      3,028      (2,095)    8,997      6,641      9,004      8,405      10,861    11,730    12,290    14,171    13,679    14,775
Interest expense 4,042      4,506      4,840      5,260      5,200      4,831      5,140      5,401      4,273      3,958      3,970      3,959      4,538      4,880      4,928      5,003      5,593      5,369
Contingent interest expense 3,235      888         -         -         -         -         -         -         -         -         -         -         -         -         -         -         -         -
Pay-off of future contingent interest -         11,733    -         -         -         -         -         -         -         -         -         -         -         -         -         -         -         -
Provision for income taxes 3,437      (1,031)    1,315      2,777      4,509      4,225      2,408      (1,442)    5,973      4,166      5,948      4,609      6,490      6,749      6,632      9,075      8,601      9,486
Depreciation and amortization 869         840         833         810         722         766         674         652         623         620         652         697         673         752         816         958         1,053      1,105
Amount applied to principal on receivable portfolio 28,259    29,452    26,114    29,498    40,212    35,785    35,140    46,364    42,851    48,303    49,188    47,384    58,265    64,901    63,507    53,427    85,709    83,939
Stock-based compensation expense 801         1,204      1,281      1,001      1,094      1,228      860         382         1,080      994         1,261      1,049      1,761      1,446      1,549      1,254      1,765      1,810
Adjusted EBITDA 45,634    46,077    38,951    43,533    58,488    52,997    47,250    49,262    63,797    64,682    70,023    66,103    82,588    90,458    89,722    83,888    116,400 116,484